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                                                       EXHIBIT 10.31
                      QUANTUM CORPORATION


_              THIRD AMENDMENT TO CREDIT AGREEMENT
_
_     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"),
_dated as of September 29, 1995, is entered into by and among:
_
_          (1)  QUANTUM CORPORATION, a Delaware corporation
_     ("BORROWER");
_
_          (2)  Each of the financial institutions listed in
_     SCHEDULE I TO THE CREDIT AGREEMENT referred to in RECITAL A
_     below, (such financial institutions to be referred to herein
_     collectively as the "EXISTING BANKS");
_
_          (3)  ABN AMRO BANK N.V., San Francisco International
_     Branch ("ABN"), BARCLAYS BANK PLC ("BARCLAYS") and CIBC INC.
_     ("CIBC"), as managing agents for the Existing Banks
_     (collectively in such capacity, the "MANAGING AGENTS");
_
_          (4)  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
_     ASSOCIATION, THE FIRST NATIONAL BANK OF BOSTON, CHEMICAL
_     BANK and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as co-agents
_     for the Existing Banks;
_
_          (5)  CANADIAN IMPERIAL BANK OF COMMERCE, as
_     administrative and collateral agent for the Existing Banks
_     (in such capacities, the "ADMINISTRATIVE AGENT"); ABN, as
_     syndication agent for the Existing Banks; and Barclays, as
_     documentation agent for the Existing Banks; and
_
_          (6)  THE FUJI BANK, LIMITED, a Japanese banking
_     corporation (the "NEW BANK").
_
_
_                            RECITALS
_
_     A.   Borrower, the Existing Banks, Managing Agents and
_Administrative Agent are parties to a Credit Agreement dated as
_of October 3, 1994, as amended by a First Amendment to Credit _Agreement dated as of February 15, 1995 and a Second Amendment to _Credit Agreement dated as of June 26, 1995 (as so amended, the _"CREDIT AGREEMENT"), pursuant to which the Existing Banks have _provided certain credit facilities to Borrower.
_
_     B.   Borrower has requested the Existing Banks, Managing
_Agents and Administrative Agent to amend the Credit Agreement to _increase the amount of the credit facilities, to add the New Bank
_and to make certain other changes.
_
_     C.   The Existing Banks, Managing Agents and Administrative
_Agent are willing so to amend the Credit Agreement upon the terms
_and subject to the conditions set forth below.
_
_
_                           AGREEMENT
_
_     NOW, THEREFORE, in consideration of the above recitals and
_for other good and valuable consideration, the receipt and
_adequacy of which are hereby acknowledged, Borrower, the Existing _Banks, Managing Agents, Administrative Agent and the New Bank
_hereby agree as follows:
_
_
_     1.   DEFINITIONS, INTERPRETATION.  All capitalized terms
_defined above and elsewhere in this Amendment shall be used
_herein as so defined. Unless otherwise defined herein, all other _capitalized terms used herein shall have the respective meanings _given to those terms in the Credit Agreement, as amended by this _Amendment, except that the terms "Issuing Bank," "Issuing Banks'
_Fee Letter," "LC Applications," "LC Issuance Fees," "LC Paying
_Agent" and "LC Usage Fees" are used in PARAGRAPHS 4, 5 AND 6
_below with the respective meanings given to those terms in the
_Credit Agreement prior to this Amendment.  The rules of
_construction set forth in SECTION I OF THE CREDIT AGREEMENT
_shall, to the extent not inconsistent with the terms of this _Amendment, apply to this Amendment and are hereby incorporated by _reference.
_
_
_     2.   AMENDMENTS TO CREDIT AGREEMENT.  Subject to the
_satisfaction of the conditions set forth in PARAGRAPH 4 below,
_the Credit Agreement is hereby amended as follows:
_
_          (a)  PARAGRAPH 1.01 is amended by changing the
_     definitions of the following terms set forth therein to read
_     in their entirety as follows:
_
_               "BANKS" shall have the meaning given to that term
_          in CLAUSE (2) OF THE INTRODUCTORY PARAGRAPH HEREOF.
_
_               "COMMITMENTS" shall mean, collectively, the
_          Revolving Loan Commitments and the Term Loan
_          Commitments.
_
_               "CREDIT DOCUMENTS" shall mean and include this
_          Agreement, the Notes, the Security Documents and the
_          Agents' Fee Letters; all documents, instruments and
_          agreements delivered to any Agent or any Bank pursuant
_          to PARAGRAPH 3.01; and all other documents, instruments
_          and agreements delivered by Borrower or any of its
_          Subsidiaries to any Agent or Bank in connection with
_          this Agreement on or after the date of this Agreement.
_
_               "CREDIT EVENT" shall mean the making of any Loan,
_          the conversion of any Revolving Base Rate Loan or Term
_          Base Rate Borrowing Portion into a Revolving LIBOR Loan
_          or Term LIBOR Borrowing Portion or the selection of a
_          new Interest Period for any Revolving LIBOR Loan or
_          Term LIBOR Borrowing Portion.
_
_               "DEBT SERVICE COVERAGE RATIO" shall mean, with
_          respect to any Person for any period, the ratio,
_          determined on a consolidated basis in accordance with
_          GAAP where applicable, of;
_
_                    (a)  The Adjusted Net Income of such Person
_               and its Subsidiaries for such period;
_
_                               TO
_
_                    (b)  The sum of (i) all principal payments on
_               Indebtedness for borrowed money of such Person and
_               its Subsidiaries scheduled for payment during such
_               period, (ii) fifty percent (50%) of all Capital
_               Expenditures of such Person and its Subsidiaries
_               for such period, and (iii) all dividends paid by
_               such Person and its Subsidiaries during such
_               period (excluding any dividends paid to such
_               Person).
_
_          (In calculating the Debt Service Coverage Ratio of
_          Borrower for any period, the principal payments
_          "scheduled for payment during such period" on the Term
_          Loans shall be the Term Loan principal payments
_          actually scheduled for payment during such period
_          pursuant to SUBPARAGRAPH 2.02(F), except that, for the
_          period January 1, 1995 through December 31, 1995, the
_          principal payments "scheduled for payment during such
_          period" on the Term Loans shall be deemed to be the
_          principal payment due on the Term Loans on
_          September 30, 1995 and one-half of the principal
_          payment due on the Term Loans on March 31, 1996.)
_
_               "DEFAULTING BANK" shall mean a Bank which has
_          failed to fund its portion of any Borrowing which it is
_          required to fund under this Agreement and has continued
_          in such failure for three (3) Business Days after
_          written notice from Administrative Agent.
_
_               "DESIGNATED ASSET SALE PROCEEDS" shall mean, for
_          any fiscal year of Borrower, the Net Proceeds payable
_          to Borrower and its Subsidiaries (to the extent of
_          Borrower's ownership interest therein) from the sale of
_          assets (including the direct or indirect sale of any
_          stock or other Equity Securities of any Subsidiary)
_          during such year, other than any sale permitted by
_          CLAUSE (I), (II), (III), (IV), (VI) OR (IX) OF
_          SUBPARAGRAPH 5.02(C) or any license permitted by CLAUSE
_          (V) OF SUBPARAGRAPH 5.02(C).
_
_               "FIXED CHARGE COVERAGE RATIO" shall mean, with
_          respect to any Person for any period, the ratio,
_          determined on a consolidated basis in accordance with
_          GAAP where applicable, of;
_
_                    (a)  The remainder of (i) EBITDA of such
_               Person and its Subsidiaries for such period, MINUS
_               (ii) fifty percent (50%) of all Capital
_               Expenditures of such Person and its Subsidiaries
_               for such period;
_
_                               TO
_
_                    (b)  All Interest Expenses of such Person and
_               its Subsidiaries for such period.
_
_               "MATURITY" shall mean, with respect to any Loan,
_          interest, fee or other amount payable by Borrower under
_          this Agreement or the other Credit Documents, the date
_          such Loan, interest, fee or other amount becomes due,
_          whether upon the stated maturity or due date, upon
_          acceleration or otherwise.
_
_               "PROPORTIONATE SHARE" shall mean, with respect to
_          each Bank at any time, a fraction (expressed as a
_          percentage rounded to the sixth digit to the right of
_          the decimal point), the numerator of which is the sum
_          at such time of such Bank's Revolving Loan Commitment
_          and Term Loan and the denominator of which is the sum
_          at such time of the Total Revolving Loan Commitment and
_          the Term Loan Borrowing.
_
_               "QUICK RATIO" shall mean, with respect to any
_          Person at any time, the ratio, determined on a
_          consolidated basis in accordance with GAAP, of:
_
_                    (a)  The sum at such time of all cash, cash
_               equivalents (less than ninety (90) days in term),
_               short-term marketable securities (less than one
_               (1) year in term) and accounts receivable of such
_               Person and its Subsidiaries (less all reserves
_               therefor);
_
_                               TO
_
_                    (b)  The current liabilities of such Person
_               and its Subsidiaries at such time.
_
_               "REQUIRED BANKS" shall mean (a) at any time Loans are
_          outstanding and the Banks are obligated to make
_          Revolving Loans pursuant to their Revolving Loan
_          Commitments, Banks holding more than sixty-six and two
_          thirds percent (66 2/3%) of the aggregate principal
_          amount of all Loans outstanding, calculated as if
_          Revolving Loans in the full amount of the Banks'
_          Revolving Loan Commitments were outstanding, (b) at any
_          time Loans are outstanding and the Banks are not
_          obligated to make Revolving Loans pursuant to their
_          Revolving Loan Commitments, Banks holding more than
_          sixty-six and two thirds percent (66 2/3%) of the
_          aggregate principal amount of all Loans outstanding and
_          (c) at any time no Loans are outstanding, Banks whose
_          aggregate Revolving Loan Commitments exceed sixty-six
_          and two thirds percent (66 2/3%) of the Total Revolving
_          Loan Commitment at such time.
_
_               "REVOLVING LOAN COMMITMENT" shall mean, with
_          respect to any Bank at any time, such Bank's Revolving
_          Loan Proportionate Share at such time of the Total
_          Revolving Loan Commitment at such time.
_
_               "TERM LOAN COMMITMENT" shall mean, with respect to
_          any Bank at any time, such Bank's Term Loan
_          Proportionate Share at such time of the Total Term Loan
_          Commitment at such time.
_
_               "UNUSED COMMITMENT" shall mean, at any time after
_          this Agreement is executed by Borrower, the Agents and
_          Banks, the remainder of (a) the Total Revolving Loan
_          Commitment at such time minus (b) the sum of the
_          aggregate principal amount of all Revolving Loans then
_          outstanding.
_
_          (b)  PARAGRAPH 1.01 is further amended by changing the
_     definitions of "Eligible Borrower Accounts," "Eligible
_     Borrower Inventory" and "Eligible Quantum Europe Accounts"
_     as follows:
_
_               (i)  The definition of "ELIGIBLE BORROWER
_          ACCOUNTS" is amended by changing CLAUSE (G) and CLAUSE
_          (J) thereof to read in their entirety as follows:
_
_                    (g)  Any account payable by (i) the United
_               States government or any department, agency or
_               other subdivision thereof (except to the extent
_               Borrower complies with the Federal Assignment of
_               Claims Act of 1940, as amended) or (ii) an
_               Affiliate of Borrower;
_
_                    (j)  Accounts owed by an account debtor
_               having either (i) a long-term debt rating of at
_               least BBB (or its equivalent) from Standard and
_               Poor's Ratings Group or (ii) a short-term debt
_               rating of at least A-1 (or its equivalent) from
_               Standard and Poor's Ratings Group, to the extent
_               the total accounts owed by such account debtor to
_               Borrower exceed thirty percent (30%) of Borrower's
_               total accounts;
_
_              (ii)  The definition of "ELIGIBLE BORROWER
_          INVENTORY" is amended by changing CLAUSE (B) thereof to
_          read in its entirety as follows:
_
_                    (b)  Any inventory consisting of work-in-
_               process or any other inventory not constituting
_               raw materials or finished inventory;
_
_             (iii)  The definition of "ELIGIBLE QUANTUM EUROPE
_          ACCOUNTS" is amended by changing CLAUSE (J) thereof to
_          read in its entirety as follows:
_
_                    (j)  Accounts owed by an account debtor
_               having either (i) a long-term debt rating of at
_               least BBB (or its equivalent) from Standard and
_               Poor's Ratings Group or (ii) a short-term debt
_               rating of at least A-1 (or its equivalent) from
_               Standard and Poor's Ratings Group, to the extent
_               the total accounts owed by such account debtor to
_               Quantum Europe exceed thirty percent (30%) of
_               Quantum Europe's total accounts;
_
_          (c)  PARAGRAPH 1.01 is further amended by adding
_     thereto, in the appropriate alphabetical order, the
_     following definitions to read in their entirety as follows:
_
_               "OUTSTANDING REVOLVER CREDIT" shall have the
_          meaning given to that term in SUBPARAGRAPH 2.03(A).
_
_               "REVOLVING LOAN BANK" shall mean, at any time, a
_          Bank which then has a Revolving Loan Commitment or then
_          holds an outstanding Revolving Loan.
_
_               "REVOLVING LOAN MATURITY DATE" shall have the
_          meaning given to that term in SUBPARAGRAPH 2.01(A).
_
_               "REVOLVING LOAN PROPORTIONATE SHARE" shall mean,
_          with respect to each Bank, the percentage set forth
_          under the caption "Revolving Loan Proportionate Share"
_          opposite such Bank's name on SCHEDULE I, or, if
_          changed, such percentage as may be set forth for such
_          Bank in the Register.
_
_               "SUMITOMO LC AGREEMENT" shall mean the Credit
_          Agreement dated as of September 22, 1995 among
_          Borrower, The Sumitomo Bank, Limited and other banks
_          from time to time parties thereto.
_
_               "SUMITOMO LC BANKS" shall mean The Sumitomo Bank,
_          Limited, and the other banks from time to time parties
_          to the Sumitomo LC Agreement.
_
_               "TERM LOAN BANK" shall mean, at any time, a Bank
_          which then has a Term Loan Commitment or then holds an
_          outstanding Term Loan.
_
_               "TERM LOAN MATURITY DATE" shall have the meaning
_          given to that term in SUBPARAGRAPH 2.02(F).
_
_               "TERM LOAN PROPORTIONATE SHARE" shall mean, with
_          respect to each Bank, the percentage set forth under
_          the caption "Term Loan Proportionate Share" opposite
_          such Bank's name on SCHEDULE I, or, if changed, such
_          percentage as may be set forth for such Bank in the
_          Register.
_
_          (d)  PARAGRAPH 1.01 is further amended by deleting the
_     definitions of the following terms set forth therein:
_
_               "DRAWING PAYMENT"
_
_               "EXISTING LC AGREEMENT"
_
_               "EXISTING LC APPLICATIONS"
_
_               "EXISTING LETTERS OF CREDIT"
_
_               "EXPIRATION DATE"
_
_               "ISSUING BANK"
_
_               "ISSUING BANKS' FEE LETTER"
_
_               "LC AMENDMENT APPLICATION"
_
_               "LC APPLICATIONS"
_
_               "LC COMMITMENT"
_
_               "LC FACILITY EXPIRATION DATE"
_
_               "LC ISSUANCE APPLICATION"
_
_               "LC ISSUANCE FEES"
_
_               "LC PAYING AGENT"
_
_               "LC PAYING AGENT AGREEMENT"
_
_               "LC PERCENTAGE SHARE"
_
_               "LC USAGE FEES"
_
_               "LETTER OF CREDIT"
_
_               "MATURITY DATE"
_
_               "OUTSTANDING LC CREDIT"
_
_               "OUTSTANDING REVOLVER/LC CREDIT"
_
_               "REIMBURSEMENT DUE DATE"
_
_               "REIMBURSEMENT OBLIGATION"
_
_               "REIMBURSEMENT PAYMENT"
_
_               "SECOND AMENDMENT EFFECTIVE DATE"
_
_               "TOTAL LC COMMITMENT"
_
_          (e)  SUBPARAGRAPH 2.01(A) is amended to read in its
_     entirety as follows:
_
_               (a)  REVOLVING LOAN AVAILABILITY.  Subject to the
_          terms and conditions of this Agreement (including the
_          amount limitations set forth in PARAGRAPH 2.03), each
_          Bank severally agrees to advance to Borrower from time
_          to time during the period beginning on the Closing Date
_          and ending on September 30, 1998 (the "REVOLVING LOAN
_          MATURITY DATE") such revolving loans as Borrower may
_          request under this PARAGRAPH 2.01 (individually, a
_          "REVOLVING LOAN"); PROVIDED, HOWEVER, that (i) the
_          aggregate principal amount of all Revolving Loans made
_          by such Bank at any time outstanding shall not exceed
_          such Bank's Revolving Loan Commitment at such time and
_          (ii) the aggregate principal amount of all Revolving
_          Loans made by all Banks at any time outstanding shall
_          not exceed Three Hundred Twenty-Five Million Dollars
_          ($325,000,000) (such amount, as reduced from time to
_          time pursuant to this Agreement, to be referred to
_          herein as the "TOTAL REVOLVING LOAN COMMITMENT").  All
_          Revolving Loans shall be made on a pro rata basis by
_          the Banks in accordance with their respective Revolving
_          Loan Proportionate Shares, with each Revolving Loan
_          Borrowing to be comprised of a Revolving Loan by each
_          Bank equal to such Bank's Revolving Loan Proportionate
_          Share of such Revolving Loan Borrowing.  Except as
_          otherwise provided herein, Borrower may borrow, repay
_          and reborrow Revolving Loans until the Revolving Loan
_          Maturity Date.
_
_          (f)  SUBPARAGRAPH 2.01(E) is amended by changing the
_     term "Maturity Date" in the one place it appears in CLAUSE
_     (I)(C) thereof to "Revolving Loan Maturity Date".
_
_          (g)  SUBPARAGRAPH 2.01(F) is amended by changing the
_     term "Maturity Date" in the one place it appears in the
_     first sentence thereof to "Revolving Loan Maturity Date".
_
_          (h)  PARAGRAPH 2.01A is deleted in its entirety.
_
_          (i)  SUBPARAGRAPH 2.02(A) is amended by changing the
_     term "Proportionate Shares" in the two places it appears in
_     the second sentence thereof to "Term Loan Proportionate
_     Shares".
_
_          (j)  SUBPARAGRAPH 2.02(E) is amended by changing the
_     term "Maturity Date" in the one place it appears in CLAUSE
_     (I)(C) thereof to "Term Loan Maturity Date".
_
_          (k)  SUBPARAGRAPH 2.02(F) is amended by changing the
_     first sentence thereof to read in its entirety as follows:
_
_          Subject to SUBPARAGRAPH 2.05(D), Borrower shall repay
_          the principal amount of the Term Loans in five (5)
_          equal installments of $25,000,000 each payable on the
_          last day of each March and September, commencing
_          September 30, 1995 and ending on September 30, 1997
_          (each such date to be referred to herein as a "TERM
_          LOAN INSTALLMENT DATE"); PROVIDED, HOWEVER, that the
_          principal payment due on September 30, 1997 (the "TERM
_          LOAN MATURITY DATE") shall be in the amount necessary
_          to pay all remaining unpaid principal on all Term
_          Loans.
_
_          (l)  SUBPARAGRAPH 2.03(A) is amended by changing CLAUSE
_     (I) thereof to read in its entirety as follows:
_
_               (i)  The aggregate principal amount of all
_          Revolving Loans outstanding at any time (the
_          "OUTSTANDING REVOLVER CREDIT") shall not exceed an
_          amount (the "BORROWING BASE") equal to the lesser at
_          such time of:
_
_                    (A)  The Total Revolving Loan Commitment at
_               such time; and
_
_                    (B)  The sum at such time of:
_
_                         (1)  Ninety percent (90%) of Eligible
_                    Borrower Accounts owed by an account debtor
_                    having either (y) a long-term debt rating of
_                    at least BBB (or its equivalent) from
_                    Standard and Poor's Ratings Group or (z) a
_                    short-term debt rating of at least A-1 (or
_                    its equivalent) from Standard and Poor's
_                    Ratings Group;
_
_                         (2)  Eighty percent (80%) of Eligible
_                    Borrower Accounts owed by other account
_                    debtors;
_
_                         (3)  The lesser at such time of (y)
_                    thirty percent (30%) of Eligible Borrower
_                    Inventory and (z) $60,000,000; and
_
_                         (4)  If the Quantum Europe Note and
_                    Borrower's Lien in the accounts of Quantum
_                    Europe securing the Quantum Europe Note are
_                    then subject to a first priority perfected
_                    security interest (or Similar Lien) in favor
_                    of Administrative Agent for the benefit of
_                    the Agents and Banks, the least at such time
_                    of (x) the outstanding principal amount of
_                    the Quantum Europe Note, (y) $65,000,000 and
_                    (z) sixty percent (60%) of the Eligible
_                    Quantum Europe Accounts securing the Quantum
_                    Europe Note.
_
_          (m)  SUBPARAGRAPH 2.03(B) is amended by changing
_     CLAUSES (I) AND (II) thereof to read in their entirety as
_     follows:
_
_               (i)  Borrower may not reduce the Total Revolving
_          Loan Commitment if, after giving effect to such
_          reduction, the Outstanding Revolver Credit would exceed
_          the Total Revolving Loan Commitment as so reduced; and
_
_              (ii)  Borrower may not cancel the Total Revolving
_          Loan Commitment if, after giving effect to such
_          cancellation, any Revolving Loan would remain
_          outstanding.
_
_          (n)  SUBPARAGRAPH 2.04(C) is amended by changing the
_     term "Maturity Date" in the one place it appears in the
_     first sentence thereof and the two places it appears in the
_     last sentence thereof to "Revolving Loan Maturity Date".
_
_          (o)  SUBPARAGRAPH 2.04(D) is deleted in its entirety.
_
_          (p)  SUBPARAGRAPH 2.05(C) is amended by changing the
_     term "Outstanding Revolver/LC Credit" in the one place it
_     appears in CLAUSE (I) thereof to "Outstanding Revolver
_     Credit".
_
_          (q)  SUBPARAGRAPH 2.05(C) is further amended by
_     changing CLAUSES (IV), (V) , (VI) AND (VII) thereof to read
_     in their entirety as follows:
_
_              (iv)  If, at any time on or after twelve (12)
_          months from the Closing Date, Borrower issues or sells
_          any MKE Subordinated Debt, Borrower shall, immediately
_          after such issuance or sale, prepay Term Loans in an
_          aggregate principal amount equal to fifty percent (50%)
_          of the Net Proceeds of such debt.
_
_               (v)  If, at any time after the Closing Date,
_          Borrower issues or sells any other Subordinated Debt
_          (other than any MKE Subordinated Debt), Borrower shall,
_          immediately after such issuance or sale, prepay Term
_          Loans in an aggregate principal amount equal to fifty
_          percent (50%) of the Net Proceeds of such debt.
_
_              (vi)  If, at any time after the Closing Date,
_          Borrower issues or sells any other Indebtedness for
_          borrowed money, including Indebtedness evidenced by
_          notes, bonds, debentures or other similar instruments
_          (other than Subordinated Debt or any Indebtedness
_          permitted by CLAUSE (I), (III), (XI), (XV) OR (XVIII)
_          OF SUBPARAGRAPH 5.02(A)), Borrower shall, immediately
_          after such issuance or sale, prepay Term Loans in an
_          aggregate principal amount equal to one hundred percent
_          (100%) of the Net Proceeds of such debt.
_
_             (vii)  If, at any time after the Closing Date,
_          Borrower issues or sells any Equity Securities (other
_          than an issuance or sale where the total proceeds are
_          less than $10,000,000), Borrower shall, immediately
_          after such issuance or sale, prepay Term Loans in an
_          aggregate principal amount equal to fifty percent (50%)
_          of the Net Proceeds of such Equity Securities.
_
_          (r)  SUBPARAGRAPH 2.05(D) is amended by changing the
_     term "Maturity Date" in the one place it appears in the
_     second sentence thereof to "Term Loan Maturity Date".
_
_          (s)  SUBPARAGRAPH 2.06(C) is amended by changing the
_     parenthetical on the third and fourth lines thereof to read
_     in its entirety as follows:
_
_          (including, without limitation, principal or interest
_          payable on any Loan or interest thereon, any fees or
_          other amounts)
_
_          (t)  SUBPARAGRAPH 2.06(D) is amended to read in its
_     entirety as follows:
_
_               (d)  APPLICATION OF PAYMENTS.  All payments
_          hereunder shall be applied first to unpaid fees, costs
_          and expenses then due and payable under this Agreement
_          or the other Credit Documents, second to accrued
_          interest then due and payable under this Agreement or
_          the other Credit Documents and finally to reduce the
_          principal amount of outstanding Loans.
_
_          (u)  SUBPARAGRAPH 2.08(A) is amended by changing the
_     first sentence thereof to read in its entirety as follows:
_
_          Each Bank shall, before 11:00 A.M. on the date of each
_          Borrowing, make available to Administrative Agent at
_          its office specified in PARAGRAPH 8.01, in same day or
_          immediately available funds, such Bank's pro rata share
_          of such Borrowing.
_
_          (v)  SUBPARAGRAPH 2.08(B) is amended to read in its
_     entirety as follows:
_
_               (b)  BANK FAILURE TO FUND.  Unless Administrative
_          Agent shall have received notice from a Bank prior to
_          the date of any Borrowing that such Bank will not make
_          available to Administrative Agent such Bank's pro rata
_          share of such Borrowing, Administrative Agent may
_          assume that such Bank has made such portion available
_          to Administrative Agent on the date of such Borrowing
_          in accordance with SUBPARAGRAPH 2.08(A), and
_          Administrative Agent may, in reliance upon such
_          assumption, make available to Borrower (or otherwise
_          disburse) on such date a corresponding amount.  If any
_          Bank does not make the amount of its pro rata share of
_          any Borrowing available to Administrative Agent on or
_          prior to the date of such Borrowing, such Bank shall
_          pay to Administrative Agent, on demand, interest which
_          shall accrue on such amount until made available to
_          Administrative Agent at rates equal to (i) the daily
_          Federal Funds Rate during the period from the date of
_          such Borrowing through the third Business Day
_          thereafter and (ii) the Base Rate thereafter.  A
_          certificate of Administrative Agent submitted to any
_          Bank with respect to any amounts owing under this
_          SUBPARAGRAPH 2.08(B) shall be conclusive absent
_          manifest error.  If any Bank's pro rata share of any
_          Borrowing is not in fact made available to
_          Administrative Agent by such Bank within three (3)
_          Business Days after the date of such Borrowing,
_          Borrower shall pay to Administrative Agent, on demand,
_          an amount equal to such pro rata share together with
_          interest thereon, for each day from the date such
_          amount was made available to Borrower until the date
_          such amount is repaid to Administrative Agent, at the
_          interest rate applicable at the time to the Loans
_          comprising such Borrowing.
_
_          (w)  SUBPARAGRAPH 2.08(C) is amended to read in its
_     entirety as follows:
_
_               (c)  BANKS' OBLIGATIONS SEVERAL.  The failure of
_          any Bank to make the Loan to be made by it as part of
_          any Borrowing shall not relieve any other Bank of its
_          obligation hereunder to make its Loan on the date of
_          such Borrowing, but no Bank shall be responsible for
_          the failure of any other Bank to make the Loan to be
_          made by such other Bank on the date of any Borrowing.
_
_          (x)  SUBPARAGRAPH 2.09(A) is amended by changing CLAUSE
_     (I) thereof to read in its entirety as follows:
_
_               (i)  Each Revolving Loan Borrowing and each
_          reduction of the Total Revolving Loan Commitment shall
_          be made by or shared among the Banks pro rata according
_          to their respective Revolving Loan Proportionate
_          Shares; the Term Loan Borrowing shall be made by the
_          Banks pro rata according to their respective Term Loan
_          Proportionate Shares;
_
_          (y)  SUBPARAGRAPH 2.09(A) is further amended by (i)
_     changing the term "Proportionate Share" in the one place it
_     appears in CLAUSE (IV) thereof to "Revolving Loan
_     Proportionate Share"; (ii) adding the word "and" at the end
_     of CLAUSE (V) thereof; (iii) deleting CLAUSES (VI) AND (VII)
_     in their entirety; and (iv) changing the designation of
_     CLAUSE (VIII) to "(vi)".
_
_          (z)  SUBPARAGRAPH 2.09(B) is amended by changing the
_     phrase "Loans or Reimbursement Obligations" in the three
_     places it appears in the first sentence thereof to "Loans".
_
_         (aa)  SUBPARAGRAPH 2.10(C) is amended by changing the
_     phrase "Revolving LIBOR Loan, Term LIBOR Borrowing Portion
_     or Letter of Credit or such Bank's Commitments" where it
_     appears in CLAUSE (III) thereof and in the third and fourth
_     lines thereafter to "Revolving LIBOR Loan or Term LIBOR
_     Borrowing Portion or such Bank's Commitments".
_
_         (bb)  SUBPARAGRAPH 2.10(D) is amended by deleting the
_     words ", the Letters of Credit" where they appear once in
_     CLAUSE (II) of the first sentence thereof.
_
_         (cc)  SUBPARAGRAPH 2.13(A) is amended by adding thereto,
_     immediately after CLAUSE (VI), a new proviso to read in its
_     entirety as follows:
_
_          PROVIDED, HOWEVER, that, after any sale of the property
_          covered by the Borrower Mortgage as permitted by CLAUSE
_          (IX) OF SUBPARAGRAPH 5.02(C), (A) the Obligations shall
_          not be secured by the Borrower Mortgage and (B)
_          Administrative Agent shall execute such documents,
_          instruments and agreements as Borrower may reasonably
_          request to release the Borrower Mortgage.
_
_         (dd)  SUBPARAGRAPH 3.02(A) is amended to read in its
_     entirety as follows:
_
_               (a)  Borrower shall have delivered to
_          Administrative Agent the Notice of Borrowing, Notice of
_          Conversion or Notice of Interest Period Selection, as
_          the case may be, for such Credit Event in accordance
_          with this Agreement;
_
_         (ee)  SUBPARAGRAPH 3.02(B) is amended by changing CLAUSE
_     (III) thereof to read in its entirety as follows:
_
_             (iii)  In the case of Credit Events with respect to
_          Revolving Loan Borrowings, no adverse change in the
_          Borrowing Base shall have occurred since the date of
_          the most recent Borrowing Base Certificate; and
_
_         (ff)  PARAGRAPH 3.02 is further amended by changing the
_     last sentence thereof to read in its entirety as follows:
_
_          The submission by Borrower to Administrative Agent of
_          each Notice of Borrowing, each Notice of Conversion
_          (other than a notice for a conversion to a Revolving
_          Base Rate Loan or a Term Base Rate Loan Portion) and
_          each Notice of Interest Period Selection shall be
_          deemed to be a representation and warranty by Borrower
_          as of the date thereon as to the above.
_
_         (gg)  SUBPARAGRAPH 5.02(A) is amended by changing
_     CLAUSES (III), (VI), (VIII), (XI), (XVII) AND (XVIII)
_     thereof to read in their entirety as follows:
_
_             (iii)  Indebtedness under purchase money loans and
_          Capital Leases incurred by Borrower or any of its
_          Subsidiaries to finance the acquisition by such Person
_          of real property, fixtures or equipment provided that
_          (A) in each case, (y) such Indebtedness is incurred by
_          such Person at the time of, or not later than forty-
_          five (45) days after, the acquisition by such Person of
_          the property so financed and (z) such Indebtedness does
_          not exceed the purchase price of the property so
_          financed and (B) the aggregate amount of such
_          Indebtedness outstanding at any time does not exceed
_          $40,000,000;
_
_              (vi)  Indebtedness of Borrower under the Sumitomo
_          LC Agreement, provided that (A) the only credit
_          extended to Borrower by the Sumitomo LC Banks pursuant
_          to the Sumitomo LC Agreement consists of letters of
_          credit issued for the benefit of MKE or its affiliates
_          to secure obligations owed by Borrower to the
_          beneficiaries for the purchase price of inventory; (B)
_          the sum at any time of the aggregate face amount of all
_          letters of credit issued by the Sumitomo LC Banks under
_          the Sumitomo LC Agreement plus the aggregate amount of
_          all unreimbursed drawings under such letters of credit
_          does not exceed eighty-five million Dollars
_          ($85,000,000); (C) the Indebtedness of Borrower under
_          the Sumitomo LC Agreement is at all times unsecured;
_          and (D) the financial covenants of Borrower set forth
_          in the Sumitomo LC Agreement are not more restrictive
_          than the financial covenants of Borrower set forth in
_          SUBPARAGRAPH 5.02(M);
_
_            (viii)  Indebtedness of Borrower to MKE, provided
_          that (A) such Indebtedness is subordinated to the
_          Obligations on terms and conditions no less favorable
_          to the Agents and Banks than those set forth on EXHIBIT
_          R or as otherwise approved by the Required Banks; (B)
_          the Net Proceeds of such Indebtedness are applied to
_          prepay the Term Loans as required by SUBPARAGRAPH
_          2.05(C); and (C) the aggregate amount of all
_          Subordinated Debt of Borrower (including MKE
_          Subordinated Debt) does not exceed $300,000,000;
_
_              (xi)  Indebtedness of Borrower and its Subsidiaries
_          under initial or successive refinancings of any
_          Indebtedness permitted by CLAUSE (II), (III) OR (VI)
_          above, provided that (A) the principal amount of any
_          such refinancing does not exceed the principal amount
_          of the Indebtedness being refinanced and (B) the
_          material terms and provisions of any such refinancing
_          (including maturity, redemption, prepayment, default
_          and subordination provisions) are no less favorable to
_          the Banks than the Indebtedness being refinanced;
_
_            (xvii)  Indebtedness of Borrower (other than MKE
_          Subordinated Debt) which is subordinated to the
_          Obligations, provided that (A) the payment terms,
_          interest rate, subordination provisions and other terms
_          of such Indebtedness are reasonably acceptable to the
_          Required Banks; (B) the Net Proceeds of such
_          Indebtedness are applied to prepay the Term Loans as
_          required by SUBPARAGRAPH 2.05(C); and (C) the aggregate
_          amount of all Subordinated Debt of Borrower (including
_          MKE Subordinated Debt) does not exceed $300,000,000;
_          and
_
_           (xviii)  Other Indebtedness of Borrower and its
_          Subsidiaries, provided that the aggregate principal
_          amount of all such Indebtedness does not exceed
_          $40,000,000 at any time;
_
_         (hh)  SUBPARAGRAPH 5.02(C) is amended by (i) deleting
_     the word "and" at the end of CLAUSE (VIII) thereof; (ii)
_     changing the designation of CLAUSE (IX) to "(x)"; and (iii)
_     adding thereto, immediately after CLAUSE (VIII), a new
_     CLAUSE (IX) to read in its entirety as follows:
_
_              (ix)  Sale by Borrower of the property covered by
_          the Borrower Mortgage in a sale and leaseback
_          transaction; and
_
_         (ii)  SUBPARAGRAPH 5.02(E) is amended by changing the
_     amount "$50,000,000" in the one place it appears in CLAUSE
_     (X)(A) thereof to "$65,000,000".
_
_         (jj)  SUBPARAGRAPH 5.02(F) is amended by deleting the
_     word "and" at the end of CLAUSE (I) thereof.
_
_         (kk)  SUBPARAGRAPH 5.02(G) is amended to read in its
_     entirety as follows:
_
_               (g)  CAPITAL EXPENDITURES.  Borrower and its
_          Subsidiaries shall not pay or incur (without
_          duplication) in any of the periods set forth below
_          Capital Expenditures in an aggregate amount which
_          exceeds the amount set forth opposite such period below
_          (plus, during the first sixty (60) days of any such
_          period, any portion of such permitted amounts of
_          Capital Expenditures not paid or incurred during the
_          immediately preceding period):
_
_               Closing Date -
_                    March 31, 1995                  $100,000,000;
_               April 1, 1995 -
_                    March 31, 1996                  $225,000,000;
_               April 1, 1996 -
_                    March 31, 1997                  $250,000,000;
_               April 1, 1997 -
_                    March 31, 1998                  $250,000,000;
_               April 1, 1998 -
_                    Revolving Loan Maturity Date    $125,000,000.
_
_         (ll)  SUBPARAGRAPH 5.02(I) is amended to read in its
_     entirety as follows:
_
_               (i)  CERTAIN INDEBTEDNESS PAYMENTS, ETC.  Neither
_          Borrower nor any of its Subsidiaries shall pay, prepay,
_          redeem, purchase, defease or otherwise satisfy in any
_          manner prior to the scheduled payment thereof any
_          Subordinated Debt; amend, modify or otherwise change
_          the terms of any document, instrument or agreement
_          evidencing Subordinated Debt so as to increase its
_          obligations thereunder or accelerate the scheduled
_          payment thereof; or amend, modify or otherwise change
_          any of the subordination or other provisions of any
_          document, instrument or agreement evidencing
_          Subordinated Debt in a manner which adversely affects
_          the material rights of the Agents and Banks; except as
_          follows:
_
_                    (i)  Borrower shall prepay the DEC Note as
_               required under SUBPARAGRAPH 5.01(H);
_
_                   (ii)  Borrower may redeem the Convertible
_               Subordinated Debentures in part in an aggregate
_               amount not exceeding $6,647,250, provided that no
_               Default or Event of Default has occurred and is
_               continuing or would result from such redemption;
_               and
_
_                  (iii)  Borrower may redeem the Convertible
_               Subordinated Debentures in whole provided that:
_
_                    (A) (1) No Default or Event of Default has
_                    occurred and is continuing or would result
_                    from such redemption; (2) such redemption is
_                    made pursuant to a written agreement with an
_                    underwriter of recognized standing, whereby
_                    the underwriter agrees (x) to purchase all of
_                    the Convertible Subordinated Debentures from
_                    Borrower on the date of redemption for the
_                    aggregate redemption price paid or to be paid
_                    by Borrower for such debentures, (y) to
_                    convert all of the Convertible Subordinated
_                    Debentures so purchased to stock on the date
_                    of redemption pursuant to the terms of such
_                    debentures and (z) to market such stock in
_                    the secondary market; and (3) the net effect
_                    of such redemption on Borrower is otherwise
_                    the same as a conversion of all of the
_                    Convertible Subordinated Debentures by the
_                    holders thereof pursuant to the terms of such
_                    debentures with no cash payment by Borrower;
_                    or
_
_                    (B) Such redemption is otherwise approved by
_                    Required Banks.
_
_         (mm)  SUBPARAGRAPH 5.02(M) is amended by changing CLAUSE
_     (I) thereof to read in its entirety as follows:
_
_               (i)  Borrower shall not permit its cumulative
_          Fixed Charge Coverage Ratio for each period set forth
_          below to be less than the ratio set forth opposite such
_          period below:
_
_                    October 1, 1994 -
_                         December 31, 1994                  1.50;
_                    October 1, 1994 -
_                         March 31, 1995                     1.50;
_                    October 1, 1994 -
_                         June 30, 1995                      2.00;
_                    October 1, 1994 -
_                         September 30, 1995                 2.50;
_                    January 1, 1995 -
_                         December 31, 1995                  2.50;
_                    April 1, 1995 -
_                         March 31, 1996                     2.50;
_                    Each consecutive four-
_                         quarter period ending
_                         on the last day of each
_                         quarter thereafter                 3.00.
_
_         (nn)  SUBPARAGRAPH 5.02(M) is further amended by
_     changing CLAUSE (III)(C) thereof to read in its entirety as
_     follows:
_
_               (C)  One hundred percent (100%) of the Net
_          Proceeds of all Equity Securities issued by Borrower
_          and its Subsidiaries (excluding any issuance where the
_          total proceeds are less than $10,000,000) during the
_          period commencing on the base date and ending on the
_          determination date; and
_
_         (oo)  SUBPARAGRAPH 5.02(M) is further amended by
_     changing CLAUSE (IV) thereof to read in its entirety as
_     follows:
_
_              (iv)  Borrower shall not permit its Leverage Ratio
_          during any period set forth below to be more than the
_          ratio set forth opposite such period below:
_
_                    From the Closing Date to
_                         March 31, 1996                     1.35;
_
_                    Thereafter                              1.10.
_
_         (pp)  SUBPARAGRAPH 5.02(M) is further amended by
_     changing CLAUSE (VI) thereof to read in its entirety as
_     follows:
_
_              (vi)  Borrower shall not permit its Quick Ratio to
_          be less than 0.85 at any time.
_
_         (qq)  SUBPARAGRAPH 6.01(A) is amended to read in its
_     entirety as follows:
_
_               (a)  Borrower (i) shall fail to pay when due any
_          principal or interest on the Loans or (ii) shall fail
_          to pay when due any other payment required under the
_          terms of this Agreement or any of the other Credit
_          Documents and such failure shall continue for two (2)
_          Business Days after notice thereof has been given to
_          Borrower by any Agent; or
_
_         (rr)  SUBPARAGRAPH 6.01(E) is amended to read in its
_     entirety as follows:
_
_               (e)  (i) Borrower or any of Borrower's
_          Subsidiaries (A) shall fail to make a payment or
_          payments in an aggregate amount of $1,000,000 or more
_          when due under the terms of any bond, debenture, note
_          or other evidence of indebtedness to be paid by such
_          Person (excluding this Agreement and the other Credit
_          Documents or any intercompany Indebtedness between
_          Borrower and any of its Subsidiaries, but including any
_          other evidence of indebtedness of Borrower or any of
_          its Subsidiaries to any Bank) and such failure shall
_          continue beyond any period of grace provided with
_          respect thereto, or (B) shall fail to make any other
_          payment or payments when due under or otherwise default
_          in the observance or performance of any other
_          agreement, term or condition contained in any such
_          bond, debenture, note or other evidence of
_          indebtedness, and the effect of such failure or default
_          is to cause, or permit the holder or holders thereof to
_          cause indebtedness in an aggregate amount of $5,000,000
_          or more to become due prior to its stated date of
_          maturity; or (ii) the beneficiaries of any letters of
_          credit issued under the Sumitomo LC Agreement shall
_          make a drawing or drawings under such letters of
_          credit, Borrower or any of its Subsidiaries shall
_          provide cash collateral or any other security for
_          Borrower's obligations under the Sumitomo LC Agreement,
_          any of the Sumitomo LC Banks or any agent therefor
_          shall demand any such cash collateral or other security
_          or any event of default shall occur under the Sumitomo
_          LC Agreement; or
_
_         (ss)  PARAGRAPH 6.02 is amended to read in its entirety
_     as follows:
_
_          Upon the occurrence or existence of any Event of
_          Default (other than an Event of Default referred to in
_          SUBPARAGRAPH 6.01(F) or 6.01(G)) and at any time
_          thereafter during the continuance of such Event of
_          Default, Administrative Agent may, with the consent of
_          the Required Banks, or shall, upon instructions from
_          the Required Banks, by written notice to Borrower,
_          (a) terminate the Commitments and the obligations of
_          the Banks to make Loans and/or (b) declare all
_          outstanding Obligations payable by Borrower to be
_          immediately due and payable without presentment,
_          demand, protest or any other notice of any kind, all of
_          which are hereby expressly waived, anything contained
_          herein or in the Notes to the contrary notwithstanding.
_          Upon the occurrence or existence of any Event of
_          Default described in SUBPARAGRAPH 6.01(F) or 6.01(G),
_          immediately and without notice, (1) the Commitments and
_          the obligations of the Banks to make Loans shall
_          automatically terminate and (2) all outstanding
_          Obligations payable by Borrower hereunder shall
_          automatically become immediately due and payable,
_          without presentment, demand, protest or any other
_          notice of any kind, all of which are hereby expressly
_          waived, anything contained herein or in the Notes to
_          the contrary notwithstanding.  In addition to the
_          foregoing remedies, upon the occurrence or existence of
_          any Event of Default, Administrative Agent may exercise
_          any right, power or remedy permitted to it by law,
_          either by suit in equity or by action at law, or both.
_          Immediately after taking any action under this
_          PARAGRAPH 6.02, Administrative Agent shall notify and
_          each Bank of such action.
_
_         (tt)  PARAGRAPH 8.01 is amended by (i) changing the
_     reference to "Borrower, Administrative Agent or LC Paying
_     Agent" on the fifth and sixth lines thereof to "Borrower or
_     Administrative Agent"; (ii) deleting from the proviso at the
_     end of the second sentence thereof the words "or LC Paying
_     Agent"; (iii) deleting the address and telephone and
_     facsimile numbers for the "LC Paying Agent;" and (iv)
_     changing the first sentence after the address of Borrower to
_     read in its entirety as follows:
_
_          Each Notice of Borrowing, Notice of Loan Conversion and
_          Notice of Interest Period Selection shall be given by
_          Borrower to Administrative Agent to the office of such
_          Person located at the address referred to above during
_          such Person's normal business hours; PROVIDED, HOWEVER,
_          that any such notice received by any such Person after
_          1:00 P.M. on any Business Day shall be deemed received by
_          such Person on the next Business Day.
_
_         (uu)  PARAGRAPH 8.02 is amended by changing CLAUSES (B),
_     (C) AND (D) of the first sentence thereof to read in their
_     entirety as follows:
_
_          (b) all reasonable Attorney Costs and other reasonable
_          fees and expenses payable to third parties incurred by
_          Agents in connection with the preparation, negotiation,
_          execution, delivery and syndication of this Agreement
_          and the other Credit Documents, and the preparation,
_          negotiation, execution and delivery of amendments and
_          waivers hereunder and thereunder; (c) all reasonable
_          Attorney Costs and other reasonable fees and expenses
_          payable to third parties incurred by Agents in
_          connection with the exercise of their rights or duties
_          under this Agreement and the other Credit Documents;
_          and (d) all reasonable Attorney Costs and other
_          reasonable fees and expenses payable to third parties
_          incurred by any Agent or any Bank in the enforcement or
_          attempted enforcement of any of the Obligations or in
_          preserving any of Agents' or the Banks' rights and
_          remedies (including all such fees and expenses incurred
_          in connection with any "workout" or restructuring
_          affecting the Credit Documents or the Obligations or
_          any bankruptcy or similar proceeding involving Borrower
_          or any of its Subsidiaries)
_
_         (vv)  PARAGRAPH 8.03 is amended by changing CLAUSE (A)
_     of the first sentence thereof to read in its entirety as
_     follows:
_
_          (a) any use by Borrower of any proceeds of the Loans,
_
_         (ww)  SUBPARAGRAPH 8.04 is amended to read in its
_     entirety as follows:
_
_               8.04.     WAIVERS; AMENDMENTS.  Any term,
_          covenant, agreement or condition of this Agreement or
_          any other Credit Document may be amended or waived if
_          such amendment or waiver is in writing and is signed by
_          Borrower and the Required Banks; PROVIDED, HOWEVER
_          that:
_
_                    (a)  Any amendment, waiver or consent which
_               (i) amends this PARAGRAPH 8.04, (ii) releases any
_               substantial part of the Collateral (other than
_               sales or dispositions of assets permitted under
_               SUBPARAGRAPH 5.02(C)) or (iii) amends the
_               definition of Required Banks must be in writing
_               and signed or approved in writing by all Banks;
_
_                    (b)  Any amendment, waiver or consent which
_               (i) increases the Total Revolving Loan Commitment,
_               (ii) extends the Revolving Loan Maturity Date,
_               (iii) reduces the principal of or interest on the
_               Revolving Loans or any fees or other amounts
_               payable for the account of the Revolving Loan
_               Banks hereunder, or (iv) postpones any date fixed
_               for any payment of the principal of or interest on
_               the Revolving Loans or any fees or other amounts
_               payable for the account of the Revolving Loan
_               Banks hereunder must be in writing and signed or
_               approved in writing by all Revolving Loan Banks;
_
_                    (c)  Any amendment, waiver or consent which
_               (i) increases the Total Term Loan Commitment,
_               (ii) extends the Term Loan Maturity Date,
_               (iii) reduces the principal of or interest on the
_               Term Loans or any fees or other amounts payable
_               for the account of the Term Loan Banks hereunder,
_               or (iv) postpones any date fixed for any payment
_               of the principal of or interest on the Term Loans
_               or any fees or other amounts payable for the
_               account of the Term Loan Banks hereunder must be
_               in writing and signed or approved in writing by
_               all Term Loan Banks;
_
_                    (d)  Any amendment, waiver or consent which
_               increases or decreases the Revolving Loan
_               Proportionate Share or Term Loan Proportionate
_               Share of any Bank must be in writing and signed by
_               such Bank; and
_
_                    (e)  Any amendment, waiver or consent which
_               affects the rights or obligations of any Agent
_               must be in writing and signed by such Agent.
_
_          No failure or delay by any Agent or any Bank in
_          exercising any right hereunder shall operate as a
_          waiver thereof or of any other right nor shall any
_          single or partial exercise of any such right preclude
_          any other further exercise thereof or of any other
_          right.  Unless otherwise specified in such waiver or
_          consent, a waiver or consent given hereunder shall be
_          effective only in the specific instance and for the
_          specific purpose for which given.
_
_         (xx)  SUBPARAGRAPH 8.05(B) is amended by changing the
_     reference "CLAUSE (I), (II), (III) OR (IV) OF SUBPARAGRAPH
_     8.04(A)" where it appears once in the proviso to the second
_     sentence thereof to "CLAUSE (I), (II), (III) OR (IV) OF
_     SUBPARAGRAPH 8.04(B) OR SUBPARAGRAPH 8.04(C), as
_     appropriate".
_
_         (yy)  SUBPARAGRAPH 8.05(C) is amended by (i) changing
_     the phrase "Borrower, Administrative Agent and each Issuing
_     Bank" in the two places it appears in CLAUSE (I) thereof to
_     "Borrower and Administrative Agent" and (ii) changing the
_     portion of such subparagraph which appears after CLAUSE (IV)
_     thereof to read in its entirety as follows:
_
_          Upon such execution, delivery, acceptance and recording
_          of each Assignment Agreement, from and after the
_          Assignment Effective Date determined pursuant to such
_          Assignment Agreement, (A) each Assignee Bank thereunder
_          shall be a Bank hereunder with a Revolving Loan
_          Proportionate Share and/or Term Loan Proportionate
_          Share as set forth on ATTACHMENT 1 TO SUCH ASSIGNMENT
_          AGREEMENT and shall have the rights, duties and
_          obligations of such a Bank under this Agreement and the
_          other Credit Documents, and (B) the Assignor Bank
_          thereunder shall be a Bank with a Revolving Loan
_          Proportionate Share and/or Term Loan Proportionate
_          Share as set forth on ATTACHMENT 1 TO SUCH ASSIGNMENT
_          AGREEMENT, or, if the Revolving Loan Proportionate
_          Share and Term Loan Proportionate Share of the Assignor
_          Bank have each been reduced to 0%, the Assignor Bank
_          shall cease to be a Bank; PROVIDED, HOWEVER, that any
_          such Assignor Bank which ceases to be a Bank shall
_          continue to be entitled to the benefits of any
_          provision of this Agreement which by its terms survives
_          the termination of this Agreement.  Each Assignment
_          Agreement shall be deemed to amend SCHEDULE I to the
_          extent, and only to the extent, necessary to reflect
_          the addition of each Assignee Bank, the deletion of
_          each Assignor Bank which reduces its Revolving Loan
_          Proportionate Share and Term Loan Proportionate Share
_          to 0% and the resulting adjustment of Revolving Loan
_          Proportionate Shares and/or Term Loan Proportionate
_          Shares arising from the purchase by each Assignee Bank
_          of all or a portion of the rights and obligations of an
_          Assignor Bank under this Agreement and the other Credit
_          Documents.  On or prior to the Assignment Effective
_          Date determined pursuant to each Assignment Agreement,
_          Borrower, at its own expense, shall execute and deliver
_          to Administrative Agent, in exchange for the
_          surrendered Revolving Loan Note and/or Term Loan Note
_          of the Assignor Bank thereunder, a new Revolving Loan
_          Note and/or Term Loan Note to the order of each
_          Assignee Bank thereunder (with each new Revolving Loan
_          Note to be in an amount equal to the Revolving Loan
_          Commitment assumed by such Assignee Bank and each new
_          Term Loan Note to be in the original principal amount
_          of the Term Loan then held by such Assignee Bank) and,
_          if the Assignor Bank is continuing as a Bank hereunder,
_          a new Revolving Loan Note and/or Term Loan Note to the
_          order of the Assignor Bank (with the new Revolving Loan
_          Note to be in an amount equal to the Revolving Loan
_          Commitment retained by it and the new Term Loan Note to
_          be in the original principal amount of the Term Loan
_          retained by it).  Each such new Note shall be dated the
_          Closing Date and otherwise be in the form of the Note
_          replaced thereby (provided that Borrower shall not be
_          obligated to pay any additional interest to any
_          Assignee Bank in respect to any principal payments made
_          prior to the Effective Date of the Assignment to such
_          Assignee Bank).  The Notes surrendered by the Assignor
_          Bank shall be returned by Administrative Agent to
_          Borrower marked "replaced".  Each Assignee Bank which
_          was not previously a Bank hereunder and which is not
_          incorporated under the laws of the United States of
_          America or a state thereof shall, within three (3)
_          Business Days of becoming a Bank, deliver to Borrower
_          and Administrative Agent either two duly completed
_          copies of United States Internal Revenue Service Form
_          1001 or 4224 (or successor applicable form), as the case may
_          be, certifying in each case that such Bank is entitled
_          to receive payments under this Agreement without
_          deduction or withholding of any United States federal
_          income taxes.
_
_         (zz)  SUBPARAGRAPH 8.05(D) is amended by changing the
_     phrase "Proportionate Share" where it appears once in the
_     first sentence thereof to "Revolving Loan Proportionate
_     Share and Term Loan Proportionate Share".
_
_        (aaa)  SUBPARAGRAPH 8.05(E) is amended by changing the
_     phrase "Proportionate Shares" where it appears once in the
_     last sentence thereof to "Revolving Loan Proportionate
_     Shares and Term Loan Proportionate Shares".
_
_        (bbb)  SCHEDULE I is amended to read in its entirety as
_     set forth in ATTACHMENT 1 hereto.
_
_        (ccc)  SCHEDULE II is deleted in its entirety.
_
_        (ddd)  SCHEDULE 2.01A(K) is deleted in its entirety.
_
_        (eee)  EXHIBIT P is amended by changing ATTACHMENT 1
_     thereto to read in its entirety as set forth in ATTACHMENT 2
_     hereto.
_
_        (fff)  EXHIBIT S is amended by (i) changing the term
_     "Proportionate Share" where it appears once in PARAGRAPH 2
_     thereof, twice in PARAGRAPH 4 thereof, once in PARAGRAPH 5
_     thereof and twice in PARAGRAPH 10 thereof to "Revolving Loan
_     Proportionate Share and Term Loan Proportionate Share"; (ii)
_     changing the phrase "set forth under the caption
_     'Proportionate Share' opposite such Assignee Bank's name on
_     ATTACHMENT 1 hereto" at the end of PARAGRAPH 2 thereof to
_     "set forth under the captions 'Revolving Loan Proportionate
_     Share' and 'Term Loan Proportionate Share,' respectively,
_     opposite such Assignee Bank's name on ATTACHMENT 1 hereto";
_     and (iii) changing ATTACHMENT 1 thereto to read in its
_     entirety as set forth in ATTACHMENT 3 hereto.
_
_        (ggg)  EXHIBIT U is amended by (i) changing the amount
_     "US$50,000,000" where it appears twice therein to
_     "US$[_____________]"; (ii) changing the word and year
_     "[Date], 1994" where it appears once therein to "[Date]";
_     and (iii) changing the words "Fifty Million U.S. Dollars"
_     where it appears once therein to "[_____________] U.S.
_     Dollars".
_
_        (hhh)  EXHIBIT V, EXHIBIT W and EXHIBIT X are deleted in
_     their entirety.
_
_
_     3.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby
_represents and warrants to the Existing Banks and the New Bank _(collectively, the "BANKS") and the Agents that the following are _true and correct on the date of this Amendment and that, after
_giving effect to the amendments set forth in PARAGRAPH 2 above,
_the following also will be true and correct on the Effective Date
_(as defined below):
_
_          (a)  The representations and warranties of Borrower and
_     its Subsidiaries set forth in PARAGRAPH 4.01 OF THE CREDIT
_     AGREEMENT and in the other Credit Documents are true and
_     correct in all material respects as if made on such date
_     (except for representations and warranties expressly made as
_     of a specified date, which shall be true and correct as of
_     such date);
_
_          (b)  No Default or Event of Default has occurred and is
_     continuing; and
_
_          (c)  Each of the Credit Documents is in full force and
_     effect.
_
_(Without limiting the scope of the term "Credit Documents,"
_Borrower expressly acknowledges in making the representations and _warranties set forth in this PARAGRAPH 3 that, on and after the
_date hereof, such term includes this Amendment.)
_
_
_     4.   EFFECTIVE DATE.  The amendments effected by PARAGRAPH 2
_above shall become effective on September 29, 1995 (such date, if
_the conditions set forth in this paragraph are satisfied, to be _referred to herein as the "EFFECTIVE DATE"), subject to receipt
_by Administrative Agent and the Banks on or prior to the
_Effective Date of the following, each in form and substance _satisfactory to Administrative Agent, the Banks and their
_respective counsel:
_
_          (a)  This Amendment duly executed by Borrower, each
_     Bank and Agent;
_
_          (b)  A new Revolving Loan Note for each Bank which will
_     have a Revolving Loan Commitment after the Effective Date in
_     the amount of such Revolving Loan Commitment, duly executed
_     by Borrower;
_
_          (c)  A letter in the form of EXHIBIT A hereto, dated
_     the Effective Date and duly executed by each Subsidiary
_     which has executed a Subsidiary Security Agreement;
_
_          (d)  A Certificate of the Secretary of Borrower, dated
_     the Effective Date, certifying that the Certificate of
_     Incorporation, Bylaws and Board resolutions of Borrower, in
_     the forms delivered to Agent on the Effective Date, are in
_     full force and effect and have not been amended,
_     supplemented, revoked or repealed since such date;
_
_          (e)  A favorable written opinion of Cooley, Godward,
_     Castro, Huddleson & Tatum, counsel to Borrower, dated the
_     Effective Date, addressed to the Administrative Agent for
_     the benefit of the Agents and the Banks, covering such legal
_     matters as Agents may reasonably request and otherwise in
_     form and substance satisfactory to the Agents;
_
_          (f)  An amendment to the Borrower Mortgage to reflect
_     the increase in the "Obligations" secured thereby from
_     $350,000,000 to $450,000,000 duly executed by Borrower and
_     Administrative Agent and appropriately notarized for
_     recording in Massachusetts;
_
_          (g)  A date-down endorsement (or similar endorsement)
_     to the title insurance policy issued by Stewart Title
_     Guaranty Company and delivered to Administrative Agent as
_     ITEM E(10) OF SCHEDULE 3.10 TO THE CREDIT AGREEMENT, which
_     endorsement insures that no encumbrances or other Liens have
_     been recorded against the real property covered by the
_     Borrower Mortgage since the date on which the Borrower
_     Mortgage was recorded;
_
_          (h) A copy of the Credit Agreement dated as of
_     September 22, 1995 among Borrower, The Sumitomo Bank,
_     Limited and certain other banks, duly executed by each of
_     the parties thereto;
_
_          (i)  An amendment fee for each Bank which currently is
_     a party to the Credit Agreement, in an amount equal to
_     0.0625% of the sum of (i) such Bank's current Revolving Loan
_     Commitment plus (ii) the current amount of such Bank's Term
_     Loan;
_
_          (j)  A participation fee (i) for each Existing Bank
_     which increases its Revolving Loan Commitment pursuant to
_     this Amendment, in an amount equal to 0.25% of the remainder
_     of (A) such increase minus (B) the principal payment on such
_     Bank's Term Loan due on October 2, 1995; and (ii) for the
_     New Bank in an amount equal to 0.25% of the New Bank's
_     Revolving Loan Commitment;
_
_          (k)  All LC Issuance Fees, LC Usage Fees and all other
_     fees and amounts, if any, payable to Administrative Agent,
_     the Banks, the Issuing Banks and the LC Paying Agent and
_     accrued through and unpaid on the Effective Date pursuant to
_     the Issuing Banks' Fee Letter, the LC Applications or any
_     other existing Credit Document; and
_
_          (l)  Such other evidence as any Agent, LC Paying Agent
_     or any Bank may reasonably request to establish the accuracy
_     and completeness of the representations and warranties and
_     the compliance with the terms and conditions contained in
_     this Amendment and the other Credit Documents.
_
_On the Effective Date, Administrative Agent shall calculate the _Revolving Loan Proportionate Share of each Bank which then has a _Revolving Loan Commitment (a "REVOLVER BANK") in each Revolving
_Loan Borrowing which is then outstanding. Based upon such _calculation, the Revolver Banks shall purchase from and sell to
_each other on the Effective Date such participations in the _outstanding Revolving Loans as Administrative Agent determines
_are necessary to cause each Revolver Bank to hold a Revolving
_Loan in each Revolving Loan Borrowing in a principal amount equal
_to such Revolver Bank's Revolving Loan Proportionate Share of
_such Revolving Loan Borrowing.
_
_
_     5.   EFFECT OF THIS AMENDMENT.  On and after the Effective
_Date, each reference in the Credit Agreement and the other Credit _Documents to the Credit Agreement shall mean the Credit Agreement
_as amended hereby. Except as specifically amended above, (a) the _Credit Agreement and the other Credit Documents shall remain in
_full force and effect and are hereby ratified and confirmed and
_(b) the execution, delivery and effectiveness of this Amendment
_shall not, except as expressly provided herein, operate as a
_waiver of any right, power, or remedy of any Bank or Agent, nor _constitute a waiver of any provision of the Credit Agreement or
_any other Credit Document.  Without limiting the generality of
_the foregoing, Borrower expressly agrees that the execution,
_delivery and effectiveness of this Amendment shall not terminate
_any obligation of Borrower to any Issuing Bank or any other Bank
_or to LC Paying Agent or any other Agent in connection with the _Existing Letters of Credit, including, without limitation, any _obligation of Borrower to pay (a) any accrued and unpaid fees
_payable under the Issuing Bank's Fee Letter, the LC Applications,
_the Letters of Credit or the LC Paying Agent Agreement; (b) any _increased costs, indemnity amounts, fees and disbursements of
_counsel (including the allocated cost, and disbursements, of
_internal counsel) or other losses, costs, charges, expenses or _disbursements which may be incurred or suffered by the LC Paying _Agent or any of the Issuing Banks which are payable under the
_Issuing Bank's Fee Letter, the LC Applications, the Letters of
_Credit or the LC Paying Agent Agreement on account of actions, _omissions, events or conditions occurring prior to the Effective
_Date or in connection with the enforcement or defense of the
_rights and claims described in CLAUSE (A) above and this CLAUSE
_(B) after the Effective Date; and (c) any accrued and unpaid
_interest on amounts payable to the LC Paying Agent or an Issuing
_Bank described in CLAUSES (A) AND (B) above.
_
_
_     6.   EXPENSES.  Pursuant to PARAGRAPH 8.02 OF THE CREDIT
_AGREEMENT, Borrower shall pay to Agents, the Issuing Banks and LC _Paying Agent all reasonable Attorney Costs and other reasonable
_fees and expenses payable to third parties incurred by Agents,
_the Issuing Banks and LC Paying Agent in connection with the _preparation, negotiation, execution and delivery of this
_Amendment and the additional Credit Documents.
_
_
_     7.   MISCELLANEOUS.
_
_          (a)  COUNTERPARTS.  This Amendment may be executed in
_     any number of identical counterparts, any set of which
_     signed by all the parties hereto shall be deemed to
_     constitute a complete, executed original for all purposes.
_
_          (b)  HEADINGS.  Headings in this Amendment are for
_     convenience of reference only and are not part of the
_     substance hereof.
_
_          (c)  GOVERNING LAW.  This Amendment shall be governed
_     by and construed in accordance with the laws of the State of
_     California without reference to conflicts of law rules.
_
_          [The next page is the first signature page.]
_     IN WITNESS WHEREOF, Borrower, the Banks and Agents have
_caused this Amendment to be executed as of the day and year first
_above written.
_
_
_BORROWER:                     QUANTUM CORPORATION
_
_
_                              By:     G. Edward McClammy
_                                 Name:   G. Edward McClammy
_                                 Title:  Director of Finance
_                                           and Treasurer
_
_
_
_
_MANAGING AGENTS:              ABN AMRO BANK N.V., San Francisco
_                              International Branch,
_                              As a Managing Agent
_
_
_                              By:     Robin S. Yim
_                                 Name:   Robin S. Yim
_                                 Title:  Vice President
_
_
_                              By:     Robert N. Hartinger
_                                 Name:   Robert N. Hartinger
_                                 Title:  Group Vice President
_
_
_
_                              BARCLAYS BANK PLC,
_                              As a Managing Agent
_
_
_                              By:      James C. Tan
_                                 Name:   James C. Tan
_                                 Title:   Associate Director
_
_
_
_                              CIBC INC.,
_                              As a Managing Agent
_
_
_                              By:      Stanley Sakai
_                                 Name:   Stanley Sakai
_                                 Title:   Vice President
_ADMINISTRATIVE AGENT:         CANADIAN IMPERIAL BANK OF COMMERCE,
_                              As Administrative Agent
_
_
_                              By:      Stanley Sakai
_                                 Name:   Stanley Sakai
_                                 Title:   Vice President
_
_
_
_LC PAYING AGENT:              BANK OF AMERICA NATIONAL TRUST &
_                              SAVINGS ASSOCIATION,
_                              As LC Paying Agent
_
_
_                              By:      Wendy M. Young
_                                 Name:   Wendy M. Young
_                                 Title:   Vice President
_
_
_
_EXISTING BANKS:               ABN AMRO BANK N.V., San Francisco
_                              International Branch,
_                              As a Bank
_
_
_                              By:      Robin S. Yim
_                                 Name:    Robin S. Yim
_                                 Title:   Vice President
_
_
_                              By:      Robert N. Hartinger
_                                 Name:  Robert N. Hartinger
_                                 Title: Group Vice President
_
_
_
_                              BARCLAYS BANK PLC,
_                              As a Bank
_
_
_                              By:      James C. Tan
_                                 Name:   James C. Tan
_                                 Title:  Associate Director
_
_
_                              By:      James K. Downey
_                                 Name:   James K. Downey
_                                 Title:  Associate Director
_
_
_
_                              CIBC INC.,
_                              As a Bank
_
_
_                              By:   Stanley Sakai
_                                 Name:   Stanley Sakai
_                                 Title:   Vice President
_
_
_                              BANK OF AMERICA NATIONAL TRUST &
_                              SAVINGS ASSOCIATION,
_                              As a co-agent and as a Bank
_
_
_                              By:      Kevin McMahon
_                                 Name:   Kevin McMahon
_                                 Title:  Vice President
_
_
_                              CHEMICAL BANK,
_                              As a co-agent and as a Bank
_
_
_                              By:   John J. Huber III
_                                 Name:  John J. Huber III
_                                 Title:   Managing Director
_
_
_
_                              THE FIRST NATIONAL BANK OF BOSTON,
_                              As a co-agent and as a Bank
_
_
_
_                              By:     Melissa S. Forbes
_                                 Name:   Melissa S. Forbes
_                                 Title:  Vice President
_
_
_
_                              THE INDUSTRIAL BANK OF JAPAN,
_                              LIMITED,
_                              As a co-agent and as a Bank
_
_
_                              By:    Makoto Masuda
_                                 Name:   Makoto Masuda
_                                 Title: Joint General Manager
_
_                              THE BANK OF NOVA SCOTIA,
_                              As a Bank
_
_
_                              By:    Chris Johnson
_                                 Name:  Chris Johnson
_                                 Title: Sr. Relationship Mgr.
_
_
_
_                              FLEET BANK OF MASSACHUSETTS, N.A.,
_                              As a Bank
_
_
_                              By:      Thomas W. Davies
_                                 Name:   Thomas W. Davies
_                                 Title:   Vice President
_
_
_
_                              THE LONG-TERM CREDIT BANK OF JAPAN,
_                              LTD.,
_                              As a Bank
_
_
_                              By:     Motokazu Uematsu
_                                 Name: Motokazu Uematsu
_                                 Title:  Deputy General Mgr.
_
_
_
_                              THE NIPPON CREDIT BANK, LTD.,
_                              As a Bank
_
_
_                              By:      Kenneth W. McNerny
_                                 Name:   Kenneth W. McNerny
_                                 Title: V.P. and Sr. Manager
_
_
_                              By:   Masaki Iwataki
_                                 Name:  Masaki Iwataki
_                                 Title: Vice President and Mgr.
_
_
_
_                              SANWA BANK CALIFORNIA,
_                              As a Bank
_
_
_                              By:  Robert R. Shutt
_                                 Name:   Robert R. Shutt
_                                 Title:  Vice President
_
_
_
_                              SHAWMUT BANK, N.A.,
_                              As a Bank
_
_
_                              By:  Frank H. Benesh, III
_                                 Name: Frank H. Benesh III
_                                 Title:  Director
_
_
_
_                              THE SUMITOMO BANK, LIMITED,
_                              As a Bank
_
_
_                              By:   Yuji Harada
_                                 Name:  Yuyi Harada
_                                 Title:  General Manager
_
_
_
_                              By:   Herman White, Jr.
_                                 Name:  Herman White, Jr.
_                                 Title:  Vice President
_
_
_
_                              UNION BANK,
_                              As a Bank
_
_
_                              By:     N. Brusati Dias
_                                 Name:   N. Brusati Dias
_                                 Title:  VP and District Mgr.
_
_
_
_NEW BANK:                     THE FUJI BANK, LIMITED,
_                              As a Bank
_
_
_                              By:        Kazuo Kamio
_                                 Name:    Kazuo Kamio
_                                 Title:   General Manager
_
_
_